ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST


ANNUAL REPORT
NOVEMBER 30, 1995



                                                       ALLIANCE NORTH AMERICAN
LETTER TO SHAREHOLDERS                            GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

January 17, 1996

Dear Shareholder:

The U.S. bond market continued its broad-based rally over the past six months. Despite stronger economic growth, the rally strengthened, as restrained inflationary pressures and a more accommodative monetary policy buoyed investor confidence. In Canada, aggregate bond prices rose despite uncertainty regarding the Quebec separatist movement. In both Mexico and Argentina, debt prices continued the rebound that began in March.

ECONOMIC REVIEW
While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. Fourth quarter economic growth appears less robust, however. Retail sales remain weak despite significant discounting during the holiday season. Gains in real disposable income have slowed and personal debt levels continue to escalate. Growth also remains sluggish in the manufacturing sector. The National Association of Purchasing Management (NAPM) Index rose modestly to 47.3% in November but has remained below 50% for five consecutive months. (A reading below 50% signals a slowdown in manufacturing output.)

Inflation data remain very favorable for the bond market. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The benign inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to cut interest rates further in the months ahead.

BOND MARKET REVIEW
Since we last reported, the U.S. bond market continued to post significant gains across nearly all fixed income sectors. The rally was fueled largely by the aforementioned economic developments. U.S. Treasurys outperformed mortgages during the period as mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined.

Outside the U.S., emerging market debt prices continued the upward trend that began in March. The rebound is due, in part, to the favorable U.S. interest rate environment and improvement in the Mexican and Argentine economic outlooks. One year after the economic crisis began in Mexico, the country's economy is showing initial signs of growth though its banking sector remains strained.

The Argentine economy also appears to have recovered from its brief recession. The Argentine government's adherence to sound fiscal and monetary policies has helped stabilize the currency, restrain inflation and boost investor confidence.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will remain modest in the period ahead. Our forecast calls for a fixed based year GDP growth rate of 2.0% in the first six months of the year ('fixed based year' refers to the government's traditional GDP measure versus the new 'chain-weighted' measure). With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

We expect lower volatility in the Canadian bond market as the Quebec separatist movement failed to win its referendum. We also expect economic growth in Canada to remain moderate with continued weakness in both consumer spending and industrial production. Inflation remains well contained, which should allow the Bank of Canada to follow the Federal Reserve's lead and cut interest rates if growth slows further.

In emerging markets, we expect Argentina to outperform over the next several months. The Argentine government is implementing a plan to increase federal revenues, improve the fiscal position of the provincial governments and obtain new financing from domestic and international markets. These prudent economic policies combined with Argentina's stable political environment should support higher bond prices despite the country's recent economic difficulties.

As we mentioned there has been a recent improvement in the Mexican economy, but the longer-term outlook


1



                                                        ALLIANCE NORTH AMERICAN
                                                  GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

remains uncertain. While the worst news is probably over, sustained economic growth has not yet been achieved. The peso has reached what we believe is a sustainable exchange rate level versus the U.S. dollar and we expect further currency stability in the months ahead.

INVESTMENT RESULTS
Listed below are your Fund's total returns for the fiscal year ended November 30, 1995. Also shown are the returns for the overall U.S. bond market, represented by the Lehman Brothers (LB) Aggregate Index, and the Lehman Brothers Intermediate-Term (LBIT) Government Bond Index, which measures performance of bonds in the one- to 10-year maturity range. (Complete descriptions of these unmanaged benchmarks appear on page 4):


                  Total Return as of November 30, 1995
                            12 Months       6 Months
                            ---------       --------
  ALLIANCE NORTH AMERICAN
    GOVERNMENT INCOME TRUST
    Class A                   -3.59%         +3.86%
    Class B                   -4.63%         +3.33%
    Class C                   -4.63%         +3.33%

  LB AGGREGATE               +17.64%         +5.60%
  LBIT GOV'T                 +13.66%         +4.58%


The Fund's total returns are based on the net asset values of each class of shares as of November 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance North American Government Income Trust Class A shares from inception through the end of November.

The Fund significantly lagged the U.S. fixed income market benchmarks over the twelve months due primarily to the difficult conditions that existed in late 1994 and early 1995 in the emerging bond markets in particular. The Fund's performance (shown at left) has improved over the more-recent six months in line with an overall improvement in the markets in which your Fund invests.

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Wayne D. Lyski
Senior Vice President


2



                                                       ALLIANCE NORTH AMERICAN
INVESTMENT RESULTS                                GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1995

CLASS A SHARES
                              WITHOUT         WITH
                          SALES CHARGE    SALES CHARGE
                          ----------------------------
 . One Year                    -3.59%         -7.68%
 . Since Inception*            +1.49%         +0.31%
SEC Yield                     15.35%

CLASS B SHARES
                              WITHOUT         WITH
                          SALES CHARGE    SALES CHARGE
                          ----------------------------
 . One Year                    -4.63%         -7.12%
 . Since Inception*            +0.66%         +0.66%
SEC Yield                     15.34%

CLASS C SHARES
 . One Year                    -4.63%
 . Since Inception*            -3.34%
SEC Yield                     15.32%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended November 30, 1995.


*  Inception: 3/27/92, Class A and Class B; 5/3/93, Class C.


3



                                                        ALLIANCE NORTH AMERICAN
                                                  GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
$10,000 INVESTMENT OVER LIFE OF FUND:
3/31/92 TO 11/30/95

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000

LB INTERMEDIATE-TERM GOVERNMENT

LB AGGREGATE

NORTH AMERICAN GOVERNMENT INCOME TRUST
CLASS A: $10,103

This chart illustrates the total value of an assumed $10,000 investment in Alliance North American Government Income Trust Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Aggregate Index is composed of the Mortgage Backed Securities Index, the Asset Backed Securities Index and the combination Government/Corporate Bond Index.

The Lehman Brothers Intermediate-Term Government Index is composed of U.S. government agency and Treasury securities with maturities of one to ten years. When comparing Alliance North American Government Income Trust to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.


North American Government Income Trust
LB Aggregate
LB Intermediate-Term Government


4



PORTFOLIO OF INVESTMENTS                                ALLIANCE NORTH AMERICAN
NOVEMBER 30, 1995                                 GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)     U.S. $VALUE
----------------------------------------------------------------------
ARGENTINA30.2%
GOVERNMENT OBLIGATIONS30.2%
Republic of Argentina
  Pensioner-Bocon Series I
  3.50%, 4/01/01 (FRN)                     ARS  284,755   $160,983,808
  Pensioner-Bocon Series II
  3.50%, 9/01/02 (FRN)                           87,861     38,265,806
  Supplier-Bocon
  3.50%, 4/01/07 (FRN)                          749,578    282,985,749
Total Argentinian Securities
  (cost $692,442,990)                                      482,235,363

CANADA35.8%
GOVERNMENT/AGENCY35.8%
Government of Alberta Telephone Co.
  9.60%, 7/07/98                           CA$    4,500      3,561,969
Government of Canada
  8.00%, 6/01/23 (a)                            121,070     93,230,184
  9.00%, 6/01/25
Series A (c)                                    177,000    151,544,889
Ontario Hydro
  10.00%, 3/19/01 (a)                            50,000     41,473,111
  11.00%, 10/01/97                                1,500      1,194,832
Province of Alberta
  7.75%, 2/04/98                                 20,000     15,143,372
Province of British Columbia
  9.00%, 8/23/24                                 25,000     20,773,365
Province of Manitoba
  9.375%, 11/15/04(a)                            30,000     24,958,958
  11.00%, 8/15/00                                20,000     17,126,661
Province of Ontario
  8.25%, 12/01/05                                85,000     66,174,035
  8.75%, 4/16/97                                  4,500      3,426,473
Province of Quebec
  9.375%, 1/16/23                               115,000     94,080,134
Province of Saskatchewan
  8.125%, 2/04/97                                10,000      7,527,515
  9.00%, 12/11/96                                 8,000      6,057,349
  9.50%, 8/16/04                                 20,000     16,646,667
  11.00%, 1/09/01                                10,000      8,602,347
Total Canadian Securities
  (cost $536,370,076)                                      571,521,861

MEXICO22.4%
GOVERNMENT/AGENCY22.4%
Bankers Acceptances
  Nacional Financiera
  S.N.C.(b)
  15.00%, 8/13/98                          MXP   80,180      4,108,479
  16.50%, 12/26/03                              414,125      9,559,233
  16.95%, 12/24/03                               81,401      1,879,944
  17.50%, 12/11/03                               55,253      1,280,760
Mexican Ajustabonos
  6.83%, 11/28/96(c)                             31,500      6,479,761
Mexican Treasury Bills(b)
  34.39%, 3/20/96                               159,016     18,260,349
  35.80%, 9/05/96                                46,539      4,422,202
  35.80%, 9/12/96                                35,616      3,360,444
  42.50%, 1/25/96                               361,636     44,466,489
  14.56%, 12/07/95                              149,129     19,597,110
  14.97%, 12/14/95                               69,082      8,977,352
  34.65%, 1/04/96                               173,225     21,903,329
  34.65%, 12/21/95                              192,562     24,817,370
  35.25%, 2/15/96                               305,051     36,502,675
  35.91%, 2/08/96                               225,675     27,248,133
  36.20%, 9/19/96                                60,000      5,621,486
  36.25%, 9/26/96                                30,000      2,791,202
  36.49%, 3/07/96                               262,832     30,665,826
  36.99%, 8/15/96                                46,098      4,475,624
  38.48%, 1/18/96                               149,300     18,528,041
  41.52%, 1/11/96                               188,741     23,641,883
  42.05%, 3/28/96                               138,096     15,705,483
  45.25%, 7/18/96                                35,500      3,549,708
  53.00%, 2/01/96                                56,000      6,823,030
  54.00%, 2/29/96                               100,000     11,755,807
Total Mexican Securities
  (cost $546,676,634)                                      356,421,720

UNITED STATES35.7%
U.S. TREASURY SECURITIES29.7%
U.S. Treasury Bonds
  12.375%, 5/15/04                         US$   50,000     71,757,813
  12.50%, 8/15/14                                31,000     49,178,594
  14.00%, 11/15/11                               38,900     63,716,984


5



                                                        ALLIANCE NORTH AMERICAN
PORTFOLIO OF INVESTMENTS (CONTINUED)              GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)     U.S. $VALUE
----------------------------------------------------------------------
U.S. Treasury Notes
  5.875%, 8/15/98                          US$    2,000   $  2,022,500
  6.75%, 4/30/00                                 11,300     11,824,391
  7.875% 11/15/04                                99,700    113,969,563
  9.375%, 4/15/96                                26,500     26,864,375
U.S. Treasury Strips
  Zero Coupon, 5/15/10                          250,400    102,286,647
  Zero Coupon, 8/15/20                          130,700     28,624,084
  Zero Coupon, 11/15/21                          15,500      3,143,555
                                                           473,388,506

FEDERAL AGENCY SECURITIES4.9%
Federal National Mortgage Association
  Zero Coupon, 10/09/19                         235,025     48,363,738
Student Loan Marketing Association
  15.00%, 9/17/96                          US$   27,450     29,464,830
                                                            77,828,568

MORTGAGE BACKED SECURITIES1.1%
Government National Mortgage Association
  9.75%, 6/15/24                                 16,519     17,708,704
Total United States Securities
  (cost $562,233,515)                                      568,925,778

TOTAL INVESTMENTS-124.1%
  (cost $2,337,723,215)                                  1,979,104,722
Other assets less liabilities-(24.1)%                     (384,413,351)

NET ASSETS100%                                          $1,594,691,371


(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. This collateral has a total market value of $52,458,884 at November 30, 1995.

(b)  Interest rate represents annualized yield to maturity at purchase date.

(c) Interest payment adjusted quarterly based on Mexico's inflation rate on the date of interest payment.

     Glossary:
     FRN - Floating Rate Note; stated interest rate in effect at November 30,
           1995.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES                     ALLIANCE NORTH AMERICAN
NOVEMBER 30, 1995                                 GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,337,723,215)     $1,979,104,722
  Cash                                                                 100,487
  Receivable for investment securities sold                         55,647,469
  Interest receivable                                               25,115,964
  Receivable for capital stock sold                                  4,984,007
  Unrealized appreciation of forward exchange currency contracts     3,917,322
  Deferred organization expenses                                        88,560
  Other assets                                                          90,560
  Total assets                                                   2,069,049,091

LIABILITIES
  Loan payable                                                     250,000,000
  Payable for investment securities purchased                      208,625,208
  Dividend payable                                                   5,983,746
  Payable for capital stock redeemed                                 3,883,823
  Loan interest payable                                              2,990,451
  Advisory fee payable                                                 942,190
  Distribution fee payable                                             114,838
  Accrued expenses                                                   1,817,464
  Total liabilities                                                474,357,720

NET ASSETS                                                      $1,594,691,371

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      236,244
  Additional paid-in capital                                     2,175,099,026
  Distributions in excess of net investment income                 (14,205,188)
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (211,941,006)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                   (354,497,705)
                                                                ---------------
                                                                $1,594,691,371

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($252,608,360/
    37,423,618 shares of capital stock issued and outstanding)           $6.75
  Sales charge-4.25% of public offering price                              .30
  Maximum offering price                                                 $7.05

  CLASS B SHARES
  Net asset value and offering price per share($1,123,074,263/
    166,376,320 shares of capital stock issued and outstanding)          $6.75

  CLASS C SHARES
  Net asset value, redemption and offering price per share($219,008,748
    /32,443,629 shares of capital stock issued and outstanding)          $6.75


See notes to financial statements.


7



STATEMENT OF OPERATIONS                                 ALLIANCE NORTH AMERICAN
YEAR ENDED NOVEMBER 30, 1995                      GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest(net of foreign taxes withheld of $1,227,390)          $ 322,539,943

EXPENSES
  Advisory fee                                      $11,774,101
  Distribution fee - Class A                            679,389
  Distribution fee - Class B                         11,098,575
  Distribution fee - Class C                          2,250,854
  Transfer agency                                     3,261,011
  Custodian                                           2,683,022
  Printing                                              440,846
  Audit and legal                                       213,842
  Taxes                                                 181,500
  Administrative                                        162,064
  Registration                                          115,183
  Amortization of organization expenses                  67,189
  Directors' fees                                        32,366
  Miscellaneous                                          44,509
  Total expenses before interest                     33,004,451
  Interest expense                                   17,414,235
  Total expenses                                                    50,418,686
  Net investment income                                            272,121,257

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                    (104,982,523)
  Net realized loss on foreign currency transactions              (402,718,795)
  Net change in unrealized depreciation of investments              39,801,217
  Net change in unrealized depreciation of foreign
    currency denominated assets and liabilities                      4,187,546
  Net loss on investments                                         (463,712,555)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(191,591,298)


See notes to financial statements.


8



                                                        ALLIANCE NORTH AMERICAN
STATEMENT OF CHANGES IN NET ASSETS                GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                  NOVEMBER 30,    NOVEMBER 30,
                                                      1995            1994
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $272,121,257   $  255,422,163
  Net realized loss on investments and foreign
    currency transactions                        (507,701,318)    (172,464,342)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities    43,988,763     (418,790,066)
  Net decrease in net assets from operations     (191,591,298)    (335,832,245)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                -0-     (31,066,379)
    Class B                                                -0-    (153,207,280)
    Class C                                                -0-     (38,260,122)
  Tax return of capital
    Class A                                       (33,426,216)      (6,559,363)
    Class B                                      (152,169,130)     (32,407,917)
    Class C                                       (30,951,612)      (7,957,809)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                        (310,024,369)   1,026,091,221
  Total increase (decrease)                      (718,162,625)     420,800,106

NET ASSETS
  Beginning of year                             2,312,853,996    1,892,053,890
  End of year                                  $1,594,691,371   $2,312,853,996


See notes to financial statements.


9



STATEMENT OF CASH FLOWS                                 ALLIANCE NORTH AMERICAN
YEAR ENDED NOVEMBER 30, 1995                      GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                               $ 141,413,766
  Interest expense paid                             (17,048,020)
  Operating expenses paid                           (34,044,485)
  Net increase in cash from operating activities                 $  90,321,261

INVESTING ACTIVITIES:
  Purchases of short-term portfolio investments,
    net                                             (85,655,086)
  Purchases of long-term portfolio investments   (2,640,643,093)
  Proceeds from disposition of long-term
    portfolio investments                         3,210,520,528
  Net increase in cash from investing activities                   484,222,349

FINANCING ACTIVITIES*:
  Redemptions of capital stock, net                (314,392,569)
  Cash dividends paid                              (221,728,702)
  Net decrease in cash from financing activities                  (536,121,271)
  Effect of exchange rate on cash                                  (38,321,852)
  Net increase in cash                                                 100,487
  Cash at beginning of year                                                 -0-
  Cash at end of year                                            $     100,487

_______________________________________________________________________________

RECONCILIATION OF NET DECREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net decrease in net assets from operations                     $(191,591,298)
ADJUSTMENTS:
  Decrease in interest receivable                 $     866,288
  Net realized loss on securities                   104,982,523
  Net change in unrealized appreciation             (43,988,763)
  Accretion of bond discount                       (182,217,630)
  Decrease in accrued expenses and other
    liabilities                                        (448,654)
  Net realized loss on foreign currency
    transactions                                    402,718,795
                                                                   281,912,559
                                                                 -------------
  Net increase in cash from operating activities                 $  90,321,261


* Non-cash financing activities not included herein consist of reinvestment of dividends.

  See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS                           ALLIANCE NORTH AMERICAN
NOVEMBER 30, 1995                                 GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance North American Government Income Trust, Inc. (the 'Fund'), was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end investment company. The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price provided by the principal market makers. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized losses on foreign currency transactions of $402,718,795 represent foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $331,965 have been deferred and are being amortized on a straight-line basis through March, 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. CONCENTRATION OF RISK
The investments in emerging markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.


11



                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)         GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

8. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
Due to permanent differences between the accounting and tax classifications of foreign currency transactions a $402,718,795 foreign currency loss was reclassified from accumulated net realized loss on investments and foreign currency transactions to distributions in excess of net investment income. In addition, the permanent accounting and tax difference occurring as a result of the return of capital of $221,630,755 was reclassified from distributions in excess of net investment income to additional paid-in capital. Net investment income, net realized gains, and net assets were not affected by these reclassifications.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No such reimbursement was required for the year ended November 30, 1995. Pursuant to the advisory agreement, the Fund paid the Adviser $162,064 representing the cost of certain legal and accounting services provided to the Fund by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,093,295 for the year ended November 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $167,547 from the sale of Class A shares and $3,776,823 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended November 30, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $36,368,974 and $2,736,736 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12



                                                        ALLIANCE NORTH AMERICAN
                                                  GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $2,756,624,158 and $2,913,661,548, respectively, for the year ended November 30, 1995.

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund's custodian will place and maintain cash not available for investment or securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1995, the Fund had outstanding forward exchange currency contracts, as follows:


                              CONTRACT    VALUE ON       U.S.$
                               AMOUNT   ORIGINATION     CURRENT     UNREALIZED
                                (000)       DATE         VALUE     APPRECIATION
                              -------  ------------  ------------  ------------
FOREIGN CURRENCY SALE CONTRACTS
Canadian Dollars,
  expiring 12/18/95-2/28/96   722,989  $536,021,197  $532,103,875   $3,917,322


At November 30, 1995, the cost of investments for federal income tax purposes was $2,344,663,826. Accordingly, gross unrealized appreciation of investments was $45,171,851 and gross unrealized depreciation of investments was $410,730,955 resulting in net unrealized depreciation of $365,559,104. At November 30, 1995, the Fund had a capital loss carry-forward totaling $205,000,395, of which $70,618,925 expires in the year 2002 and $134,381,470 expires in the year 2003.

NOTE E: BANK BORROWING
The Fund entered into a Revolving Credit Agreement with Credit Lyonnais of New York on June 27, 1995. The maximum credit available under the renewed credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the renewed Credit Agreement at November 30, 1995 was $250,000,000 with a related weighted average interest rate of 6.095%. The $250,000,000 balance will mature on March 25, 1996. Interest payments on current borrowings are based on the London Interbank Offered Rate. The Fund is also obligated to pay Credit Lyonnaise of New York a commitment fee, computed at the rate 1/4 of 1% per annum on the daily average unused portion of the revolving credit. The average monthly amount of the loan outstanding during the year ended November 30, 1995 was approximately $250,000,000 with a weighted average annualized interest rate of 6.8%. The maximum amount of such loan outstanding at any time during the year was $250,000,000.


13



                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)         GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                SHARES                      AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1995          1994           1995            1994
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           14,452,683    21,946,095   $  94,352,169   $ 209,028,752
Shares issued in
  reinvestment of
  dividends and
  distributions        2,314,466     2,295,482      14,875,359      21,111,814
Shares redeemed      (16,694,036)  (12,811,114)   (107,647,756)   (116,080,684)
Net increase              73,113    11,430,463   $   1,579,772   $ 114,059,882

CLASS B
Shares sold           29,670,771   102,755,123   $ 194,645,827   $ 992,033,470
Shares issued in
  reinvestment of
  dividends and
  distributions        9,031,497     9,573,189      58,268,585      87,838,691
Shares redeemed      (73,890,695)  (37,684,580)   (477,796,460)   (335,913,399)
Net increase
  (decrease)         (35,188,427)   74,643,732   $(224,882,048)  $ 743,958,762

CLASS C
Shares sold            6,692,492    48,593,915   $  43,465,432   $ 476,032,862
Shares issued in
  reinvestment of
  dividends and
  distributions        2,381,481     3,227,731      15,394,839      29,684,779
Shares redeemed      (22,112,533)  (36,333,163)   (145,582,364)   (337,645,064)
Net increase
  (decrease)         (13,038,560)   15,488,483   $ (86,722,093)  $ 168,072,577


NOTE G: LITIGATION
In the first three months of 1995, thirteen purported class actions were filed in federal district court against the Fund, the Adviser and others. In May 1995, these cases were consolidated into a single proceeding in United States District Court. This action alleges violations of federal securities laws, fraud, and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities and seeks unspecified damages and costs. The ultimate effect on the Fund, if any, of these actions is not determinable at this time.


14



                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS                              GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     CLASS A
                                                 --------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,    MARCH 27, 1992*
                                                 ----------------------------------        TO
                                                     1995         1994        1993    NOV. 30,1992
                                                 -----------  ----------  ---------  --------------
Net asset value, beginning of period               $ 8.13       $10.35      $ 9.70    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                1.18(e)      1.02        1.09       .69(a)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions      (1.59)       (2.12)        .66      (.31)
Net increase (decrease) in net asset value
  from operations                                    (.41)       (1.10)       1.75       .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                   -0-        (.91)      (1.09)     (.68)
Tax return of capital                                (.97)        (.21)         -0-       -0-
Distributions from net realized gains                  -0-          -0-       (.01)       -0-
Total dividends and distributions                    (.97)       (1.12)      (1.10)     (.68)
Net asset value, end of period                     $ 6.75       $ 8.13      $10.35    $ 9.70

TOTAL RETURN
Total investment return based on net asset
  value(d)                                          (3.59)%     (11.32)%     18.99%     3.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $252,608     $303,538    $268,233   $61,702
Ratio of expenses to average net assets              2.62%        1.70%       1.61%     2.45%(b)(c)
Ratio of expenses to average net assets
  excluding interest expense (see Note E)            1.51%        1.37%       1.33%     1.66%(b)
Ratio of net investment income to average
  net assets                                        18.09%       11.22%      10.77%    10.93%(b)
Portfolio turnover rate                               180%         131%        254%       86%


See footnote summary on page 17.


15



                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS (CONTINUED)                  GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                                 -------------------------------------------------------
                                                          YEAR ENDED NOVEMBER 30,        MARCH 27, 1992*
                                                 --------------------------------------         TO
                                                     1995         1994          1993       NOV. 30,1992
                                                 -----------  ------------  -----------  ---------------
Net asset value, beginning of period               $ 8.13         $10.35        $ 9.70     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                1.13(e)         .96          1.01        .64(a)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions      (1.61)         (2.13)          .67       (.31)
Net increase (decrease) in net asset value
  from operations                                    (.48)         (1.17)         1.68        .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                   -0-          (.84)        (1.02)      (.63)
Tax return of capital                                (.90)          (.21)           -0-        -0-
Distributions from net realized gains                  -0-            -0-         (.01)        -0-
Total dividends and distributions                    (.90)         (1.05)        (1.03)      (.63)
Net asset value, end of period                     $ 6.75         $ 8.13        $10.35     $ 9.70

TOTAL RETURN
Total investment return based on net asset
  value(d)                                          (4.63)%       (11.89)%       18.15%      3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $1,123,074     $1,639,602    $1,313,591   $216,317
Ratio of expenses to average net assets              3.33%          2.41%         2.31%      3.13%(b)(c)
Ratio of expenses to average net assets
  excluding interest expense (see Note E)            2.22%          2.07%         2.04%      2.35%(b)
Ratio of net investment income to average
  net assets                                        17.31%         10.53%        10.01%     10.16%(b)
Portfolio turnover rate                               180%           131%          254%        86%


See footnote summary on page 17.


16



                                                        ALLIANCE NORTH AMERICAN
                                                  GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                        CLASS C
                                          -------------------------------------
                                          YEAR ENDED NOVEMBER 30,  MAY 3,1993**
                                          -----------------------       TO
                                              1995         1994    NOV. 30,1993
                                          -----------  ----------  ------------
Net asset value, beginning of period        $ 8.13       $10.34      $10.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         1.13(e)       .96         .58
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                               (1.61)       (2.12)        .30
Net increase (decrease) in net asset
  value from operations                       (.48)       (1.16)        .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            -0-        (.84)       (.58)
Tax return of capital                         (.90)        (.21)         -0-
Total dividends and distributions             (.90)       (1.05)       (.58)
Net asset value, end of period              $ 6.75       $ 8.13      $10.34

TOTAL RETURN
Total investment return based on net
  asset value(d)                             (4.63)%     (11.89)%      9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $219,009     $369,714    $310,230
Ratio of expenses to average net assets       3.33%        2.39%       2.21%(b)
Ratio of expenses to average net assets
  excluding interest expense(see Note E)      2.21%        2.06%       2.04%(b)
Ratio of net investment income to
  average net assets                         17.32%       10.46%       9.74%(b)
Portfolio turnover rate                        180%         131%        254%


*   Commencement of operations.
**  Commencement of distribution.

(a) Net of expense waived by the Adviser.

(b) Annualized.

(c) If the Fund had borne all expenses, the ratios of expenses to average net assets would have been 2.49% and 3.16% for Class A and Class B shares, respectively.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Based on average shares outstanding.


17



REPORT OF ERNST & YOUNG LLP                             ALLIANCE NORTH AMERICAN
INDEPENDENT AUDITORS                              GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the 'Fund'), including the portfolio of investments, as of November 30, 1995, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 10, 1996


18



                                                        ALLIANCE NORTH AMERICAN
                                                  GOVERNMENT INCOME TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT auditors
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL A
MUTUAL FUNDS WITHOUT THE MYSTERY.SM

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

NAGAR